UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): April 5, 2006 (April 3, 2006)

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     0-23044                 93-0976127
(State or Other Jurisdiction of     (Commission             (IRS Employer
       Incorporation)               File Number)          Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                          60069
      (Address of Principal                                     (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On April 3, 2006 the Board of Directors of Motient Corporation elected Jacques Leduc to serve on its Board of Directors. Mr. Leduc has not been elected to sit on any committee of the Board.

Jacques Leduc is the founder and managing partner of Trio Capital Inc., a private equity and venture capital firm that invests primarily in telecommunications and new media, that he started in January 2006. He served as Chief Financial Officer of Microcell Telecommunications Inc., a nationwide wireless operator in Canada, from 2001 through November 2004 and as Vice President Finance and Director Corporate Planning from 1995 to 2001. Mr. Leduc holds a Masters degree in Business Adminstration from Ecole des Hautes Etudes Commerciales de Montreal and a Bachelors degree in Business Administration from the Universite du Quebec a Montreal. Mr. Leduc has also served as a member of the Board of Directors of Rural Cellular Corporation, Inc., a wireless communications services provider, since May 2005.





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Item 7.01 - Regulation FD Disclosure.

Motient Corporation issued a press release, dated April 5, 2006, which is attached hereto as Exhibit 99.1, which is furnished, not filed, pursuant to Regulation FD.

Item 9.01 - Financial Statements and Exhibits.

(d)         Exhibits

99.1        Press release dated April 5, 2006




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MOTIENT CORPORATION



                                       By: /s/ Robert Macklin
                                           ------------------
                                           Robert Macklin
                                           Vice President, General Counsel
                                           and Secretary

Date:  April 5, 2006